Accounts receivable	12 Months Ended
Dec. 31, 2018
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable
Accounts receivable are presented net of allowances for customer disputes and bad debts.
We have recorded provisions for disputes with customers totaling $2.2 million as of December 31, 2018 (December 31, 2017: $247.5 million). The offsetting entry for these provisions is to reduce revenue. These provisions primarily relate to disputed amounts billed to BP on West Vela.
The provisions as of December 31, 2017 primarily related to disputed amounts billed to Tullow on the West Leo, which were settled during 2018 and the provisions were reversed.
We do not hold any provisions for bad debts. We did not recognize any bad debt expense in 2018, 2017 or 2016.